Exhibit 21.1

VIRGIN MEDIA INC

LIST OF SUBSIDIARY COMPANIES

AS AT FEBRUARY 26, 2009

Company	Jurisdiction of Incorporation/Formation

Subsidiaries:
Action Stations (2000) Limited	UK (England & Wales)
Action Stations (Lakeside) Limited	UK (England & Wales)
Andover Cablevision Limited	UK (England & Wales)
Anglia Cable Communications Limited	UK (England & Wales)
Avon Cable Investments Limited	UK (England & Wales)
Barnsley Cable Communications Limited	UK (England & Wales)
BCMV Limited	UK (England & Wales)
Bearsden Nominees, Inc	USA (Delaware)
Berkhamsted Properties & Building Contractors Limited	UK (England & Wales)
Birmingham Cable Corporation Limited	UK (England & Wales)
Birmingham Cable Finance Limited	Channel Islands (Jersey)
Birmingham Cable Limited	UK (England & Wales)
Blue Yonder Workwise Limited	UK (England & Wales)
Bluebottle Call Limited	UK (England & Wales)
Bradford Cable Communications Limited	UK (England & Wales)
Bravo TV Limited	UK (England & Wales)
Cable Adnet Limited	UK (England & Wales)
Cable Camden Limited	UK (England & Wales)
Cable Communications (Telecom) Limited	UK (England & Wales)
Cable Communications Limited	UK (England & Wales)
Cable Enfield Limited	UK (England & Wales)
Cable Finance Limited	Channel Islands (Jersey)
Cable Hackney & Islington Limited	UK (England & Wales)
Cable Haringey Limited	UK (England & Wales)
Cable Interactive Limited	UK (England & Wales)
Cable Internet Limited	UK (England & Wales)
Cable London Limited	UK (England & Wales)
Cable on Demand Limited	UK (England & Wales)
Cable Television Limited	UK (England & Wales)
Cable Thames Valley Limited	UK (England & Wales)
CableTel (UK) Limited	UK (England & Wales)
CableTel Cardiff Limited	UK (England & Wales)
CableTel Central Hertfordshire Limited	UK (England & Wales)
CableTel Hertfordshire Limited	UK (England & Wales)
CableTel Herts and Beds Limited	UK (England & Wales)
CableTel Investments Limited	UK (England & Wales)
CableTel Newport	UK (England & Wales)
CableTel North Bedfordshire Limited	UK (England & Wales)
CableTel Northern Ireland Limited	UK (Northern Ireland)
CableTel Programming, Inc	USA (Delaware)
CableTel Scotland Limited	UK (Scotland)
CableTel Surrey and Hampshire Limited	UK (England & Wales)
CableTel Telecom Supplies Limited	UK (England & Wales)
CableTel Ventures Inc	USA (Delaware)

CableTel West Glamorgan Limited	UK (England & Wales)
CableTel West Riding Limited	UK (England & Wales)
Cambridge Cable Services Limited	UK (England & Wales)
Cambridge Holding Company Limited	UK (England & Wales)
Capital City Cablevision Limited	UK (Scotland)
CCL Corporate Communication Services Limited	UK (England & Wales)
Central Cable Holdings Limited	UK (England & Wales)
Central Cable Limited	UK (England & Wales)
Central Cable Sales Limited	UK (England & Wales)
Challenge TV	UK (England & Wales)
Chariot Collection Services Limited	UK (England & Wales)
Columbia Management Limited	UK (England & Wales)
ComTel Cable Services Limited	UK (England & Wales)
ComTel Coventry Limited	UK (England & Wales)
Continental Shelf 16 Limited	UK (England & Wales)
Credit-Track Debt Recovery Limited	UK (England & Wales)
Crystal Palace Radio Limited	UK (England & Wales)
De Facto 1159 Limited	UK (England & Wales)
Diamond Cable (Bassetlaw) Limited	UK (England & Wales)
Diamond Cable (Burton-upon-Trent) Limited	UK (England & Wales)
Diamond Cable (Chesterfield) Limited	UK (England & Wales)
Diamond Cable (Grantham)	UK (England & Wales)
Diamond Cable (Grimclee) Limited	UK (England & Wales)
Diamond Cable (Hinckley) Limited	UK (England & Wales)
Diamond Cable (Leicester)	UK (England & Wales)
Diamond Cable (Lincoln) Limited	UK (England & Wales)
Diamond Cable (Lincolnshire) Limited	UK (England & Wales)
Diamond Cable (Mansfield) Limited	UK (England & Wales)
Diamond Cable (Melton Mowbray) Limited	UK (England & Wales)
Diamond Cable (Newark-on-Trent) Limited	UK (England & Wales)
Diamond Cable (Ravenshead) Limited	UK (England & Wales)
Diamond Cable (Vale of Belvoir) Limited	UK (England & Wales)
Diamond Cable Acquisitions Limited	UK (England & Wales)
Diamond Cable Communications Limited	UK (England & Wales)
Diamond Cable Construction Limited	UK (England & Wales)
Diamond Cable CPE Limited	UK (England & Wales)
Diamond Holdings	UK (England & Wales)
Diamond Visual Communications Limited	UK (England & Wales)
Digital Television Network Limited	UK (England & Wales)
Doncaster Cable Communications Limited	UK (England & Wales)
DTELS Limited	UK (England & Wales)
Dundee Cable and Satellite Limited	UK (Scotland)
East Coast Cable Limited	UK (England & Wales)
East Midlands Cable Communications	UK (England & Wales)
East Midlands Cable Group	UK (England & Wales)
East Midlands Cable Holdings Limited	UK (England & Wales)
Ed Stone Limited	UK (England & Wales)
Edinburgh Cablevision Limited	UK (Scotland)
EMS Investments Limited	UK (England & Wales)
Enablis Limited	UK (England & Wales)
Eurobell (Holdings) Limited	UK (England & Wales)
Eurobell (IDA) Limited	UK (England & Wales)
Eurobell (No 2) Limited	UK (England & Wales)
Eurobell (No 3) Limited	UK (England & Wales)

Eurobell (No 4) Limited	UK (England & Wales)
Eurobell (South West) Limited	UK (England & Wales)
Eurobell (Sussex) Limited	UK (England & Wales)
Eurobell (West Kent) Limited	UK (England & Wales)
Eurobell CPE Limited	UK (England & Wales)
Eurobell Internet Services Limited	UK (England & Wales)
Eurobell Limited	UK (England & Wales)
European Business Network Limited	UK (England & Wales)
Fastrak Limited	UK (England & Wales)
Filegale Limited	UK (England & Wales)
Fleximedia Limited	UK (England & Wales)
Flextech (1992) Limited	UK (England & Wales)
Flextech (Kindernet Investment) Limited	UK (England & Wales)
Flextech (Travel Channel) Limited	UK (England & Wales)
Flextech Broadband Holdings Limited	UK (England & Wales)
Flextech Broadband Limited	UK (England & Wales)
Flextech Broadcasting Limited	UK (England & Wales)
Flextech Business News Limited	UK (England & Wales)
Flextech Childrens Channel Limited	UK (England & Wales)
Flextech Communications Limited	UK (England & Wales)
Flextech Digital Broadcasting Limited	UK (England & Wales)
Flextech Distribution Limited	UK (England & Wales)
Flextech Family Channel Limited	UK (England & Wales)
Flextech Holdco Limited	UK (England & Wales)
Flextech Homeshopping Limited	UK (England & Wales)
Flextech Interactive Limited	UK (England & Wales)
Flextech IVS Limited	UK (England & Wales)
Flextech Limited	UK (England & Wales)
Flextech Media Holdings Limited	UK (England & Wales)
Flextech Music Publishing Limited	UK (England & Wales)
Flextech Rights Limited	UK (England & Wales)
Flextech Ventures Limited	UK (England & Wales)
Flextech Video Games Limited	UK (England & Wales)
Flextech-Flexinvest Limited	UK (England & Wales)
Florida Homeshopping Limited	UK (England & Wales)
Front Row Television Limited	UK (England & Wales)
General Cable Group Limited	UK (England & Wales)
General Cable Holdings Limited	UK (England & Wales)
General Cable Investments Limited	UK (England & Wales)
General Cable Limited	UK (England & Wales)
General Cable Programming Limited	UK (England & Wales)
Halifax Cable Communications Limited	UK (England & Wales)
Heartland Cablevision (UK) Limited	UK (England & Wales)
Heartland Cablevision II (UK) Limited	UK (England & Wales)
Herts Cable Limited	UK (England & Wales)
Hieronymous Limited	UK (Scotland)
Imminus (Ireland) Limited	Ireland (Dublin)
Imminus Limited	UK (England & Wales)
Interactive Digital Sales Limited	UK (England & Wales)
IVS Cable Holdings Limited	Channel Islands (Jersey)
Jewel Holdings	UK (England & Wales)
Lanbase European Holdings Limited	UK (England & Wales)
Lanbase Limited	UK (England & Wales)
LCL Cable (Holdings)	UK (England & Wales)

LCL Telephones	UK (England & Wales)
Lewis Reed Debt Recovery Limited	UK (England & Wales)
Lichfield Cable Communications Limited	UK (England & Wales)
Living TV Limited	UK (England & Wales)
M&NW Network Limited	UK(England & Wales)
M&NW Network II Limited	UK (England & Wales
Matchco Directors Limited	UK (England & Wales)
Matchco Limited	UK (England & Wales)
Matchco Secretaries Limited	UK (England & Wales)
Mayfair Way Management Limited	UK (England & Wales)
Maza Limited	UK (England & Wales)
Merger Sub Inc	USA (Delaware)
Metro Hertfordshire Limited	UK (England & Wales)
Metro South Wales Limited	UK (England & Wales)
Middlesex Cable Limited	UK (England & Wales)
Mixmax Limited	UK (England & Wales)
Network Gaming Consulting Limited	UK (England & Wales)
NNS UK Holdings 1 LLC	USA (Delaware) / UK Resident
NNS UK Holdings 2, Inc	USA (Delaware) / UK Resident
North CableComms Holdings, Inc	USA (Delaware) / UK Resident
North CableComms LLC	USA (Delaware) / UK Resident
North CableComms Management, Inc	USA (Delaware) / UK Resident
Northampton Cable Television Limited	UK (England & Wales)
Northern Credit Limited	UK (England & Wales)
ntl (Aylesbury and Chiltern) Limited	UK (England & Wales)
ntl (B) Limited	UK (England & Wales)
ntl (BCM Plan) Pension Trustees Limited	UK (England & Wales)
ntl (Broadland) Limited	UK (England & Wales)
ntl (City and Westminster) Limited	UK (England & Wales)
ntl (County Durham) Limited	UK (England & Wales)
ntl (CRUK)	UK (England & Wales)
ntl (CWC Holdings)	UK (England & Wales)
ntl (CWC) Corporation Limited	UK (England & Wales)
ntl (CWC) Limited	UK (England & Wales)
ntl (CWC) Management Limited	UK (England & Wales)
ntl (CWC) No 2 Limited	UK (England & Wales)
ntl (CWC) No 3 Limited	UK (England & Wales)
ntl (CWC) No 4 Limited	UK (England & Wales)
ntl (CWC) Programming Limited	UK (England & Wales)
ntl (CWC) UK	UK (England & Wales)
ntl (Ealing) Limited	UK (England & Wales)
ntl (Fenland) Limited	UK (England & Wales)
ntl (Greenwich and Lewisham) Limited	UK (England & Wales)
ntl (Hampshire) Limited	UK (England & Wales)
ntl (Harrogate) Limited	UK (England & Wales)
ntl (Harrow) Limited	UK (England & Wales)
ntl (Kent) Limited	UK (England & Wales)
ntl (Lambeth and Southwark) Limited	UK (England & Wales)
ntl (Leeds) Limited	UK (England & Wales)
ntl (Norwich) Limited	UK (England & Wales)
ntl (Peterborough) Limited	UK (England & Wales)
ntl (South East) Limited	UK (England & Wales)
ntl (South Hertfordshire) Limited	UK (England & Wales)
ntl (South London) Limited	UK (England & Wales)

ntl (Southampton and Eastleigh) Limited	UK (England & Wales)
ntl (Sunderland) Limited	UK (England & Wales)
ntl (Thamesmead) Limited	UK (England & Wales)
NTL (Triangle) LLC	USA (Delaware) / UK Resident
ntl (V)	UK (England & Wales)
ntl (V) Plan Pension Trustees Limited	UK (England & Wales)
ntl (Wandsworth) Limited	UK (England & Wales)
ntl (Wearside) Limited	UK (England & Wales)
ntl (West London) Limited	UK (England & Wales)
ntl (YorCan) Limited	UK (England & Wales)
ntl (York) Limited	UK (England & Wales)
ntl Acquisition Company Limited	UK (England & Wales)
ntl Bolton Cablevision Holding Company	UK (England & Wales)
NTL Brighton LLC	USA (Delaware)
NTL Bromley Company	USA (Delaware) / UK Resident
ntl Business (Ireland) Limited	UK (England & Wales)
ntl Business Limited	UK (England & Wales)
ntl CableComms Bolton	UK (England & Wales)
ntl CableComms Bromley	UK (England & Wales)
ntl CableComms Bury and Rochdale	UK (England & Wales)
ntl CableComms Cheshire	UK (England & Wales)
ntl CableComms Derby	UK (England & Wales)
ntl CableComms East Lancashire	UK (England & Wales)
ntl CableComms Greater Manchester	UK (England & Wales)
ntl CableComms Group Limited	UK (England & Wales)
NTL CableComms Group, Inc	USA (Delaware) / UK Resident
ntl CableComms Holdings No 1 Limited	UK (England & Wales)
ntl CableComms Holdings No 2 Limited	UK (England & Wales)
ntl CableComms Lancashire No 1	UK (England & Wales)
ntl CableComms Lancashire No 2	UK (England & Wales)
ntl CableComms Limited	UK (England & Wales)
ntl CableComms Macclesfield	UK (England & Wales)
ntl CableComms Manchester Limited	UK (England & Wales)
ntl CableComms Oldham and Tameside	UK (England & Wales)
ntl CableComms Solent	UK (England & Wales)
ntl CableComms Staffordshire	UK (England & Wales)
ntl CableComms Stockport	UK (England & Wales)
ntl CableComms Surrey	UK (England & Wales)
ntl CableComms Sussex	UK (England & Wales)
ntl CableComms Wessex	UK (England & Wales)
ntl CableComms West Surrey Limited	UK (England & Wales)
ntl CableComms Wirral	UK (England & Wales)
ntl Cambridge Limited	UK (England & Wales)
NTL Chartwell Holdings 2, Inc	USA (Delaware) / UK Resident
ntl Chartwell Holdings Limited	UK (England & Wales)
NTL Chartwell Holdings, Inc	USA (Delaware) / UK Resident
ntl Communications Services Limited	UK (England & Wales)
ntl Darlington Limited	UK (England & Wales)
ntl Derby Cablevision Holding Company	UK (England & Wales)
NTL Digital (US), Inc	USA (Delaware)
ntl Digital Ventures Limited	UK (England & Wales)
ntl Equipment No 1 Limited	UK (England & Wales)
ntl Equipment No 2 Limited	UK (England & Wales)
ntl Fawnspring Limited	UK (England & Wales)

ntl Finance Limited	UK (England & Wales)
ntl Funding Limited	UK (England & Wales)
ntl Glasgow	UK (Scotland)
ntl Glasgow Holdings Limited	UK (England & Wales)
ntl Holdings (Broadland) Limited	UK (England & Wales)
ntl Holdings (East London) Limited	UK (England & Wales)
ntl Holdings (Fenland) Limited	UK (England & Wales)
ntl Holdings (Leeds) Limited	UK (England & Wales)
ntl Holdings (Norwich) Limited	UK (England & Wales)
ntl Holdings (Peterborough) Limited	UK (England & Wales)
NTL International Services, Inc	USA (Delaware)
ntl Internet Limited	UK (England & Wales)
ntl Internet Services Limited	UK (England & Wales)
ntl Irish Holdings Limited	UK (England & Wales)
ntl Kirklees	UK (England & Wales)
ntl Kirklees Holdings Limited	UK (England & Wales)
ntl Limited	UK (England & Wales)
ntl Manchester Cablevision Holding Company	UK (England & Wales)
ntl Microclock Services Limited	UK (England & Wales)
ntl Midlands Limited	UK (England & Wales)
ntl Milton Keynes Limited	UK (England & Wales)
ntl National Limited	UK (England & Wales)
ntl National Networks Limited	UK (England & Wales)
ntl Networks Limited	UK (England & Wales)
NTL North CableComms Holdings, Inc	USA (Delaware) / UK Resident
NTL North CableComms Management, Inc	USA (Delaware) / UK Resident
ntl Partcheer Company Limited	UK (England & Wales)
ntl Pension Trustees Limited	UK (England & Wales)
NTL Programming Subsidiary Company	USA (Delaware) / UK Resident
ntl Rectangle Limited	UK (England & Wales)
NTL Rochester Inc	USA (Delaware)
ntl Sideoffer Limited	UK (England & Wales)
NTL Solent Company	USA (Delaware) / UK Resident
ntl Solent Telephone and Cable TV Company Limited	UK (England & Wales)
NTL South CableComms Holdings, Inc	USA (Delaware) / UK Resident
NTL South CableComms Management, Inc	USA (Delaware) / UK Resident
ntl South Central Limited	UK (England & Wales)
ntl South Wales Limited	UK (England & Wales)
ntl Streetunique Projects Limited	UK (England & Wales)
ntl Streetunit Projects Limited	UK (England & Wales)
ntl Streetusual Services Limited	UK (England & Wales)
ntl Streetvision Services Limited	UK (England & Wales)
ntl Streetvital Services Limited	UK (England & Wales)
ntl Streetwarm Services Limited	UK (England & Wales)
ntl Streetwide Services Limited	UK (England & Wales)
ntl Strikeagent Trading Limited	UK (England & Wales)
ntl Strikeamount Trading Limited	UK (England & Wales)
ntl Strikeapart Trading Limited	UK (England & Wales)
NTL Surrey Company	USA (Delaware) / UK Resident
NTL Sussex Company	USA (Delaware) / UK Resident
ntl Systems Limited	UK (England & Wales)
ntl Technical Support Company Limited	UK (England & Wales)
ntl Teesside Limited	UK (England & Wales)
ntl Telecom Services Limited	UK (England & Wales)

ntl Trustees Limited	UK (England & Wales)
NTL UK CableComms Holdings, Inc	USA (Delaware) / UK Resident
ntl UK Telephone and Cable TV Holding Company Limited	UK (England & Wales)
ntl Victoria II Limited	UK (England & Wales)
ntl Victoria Limited	UK (England & Wales)
NTL Wessex Company	USA (Delaware) / UK Resident
ntl Westminster Limited	UK (England & Wales)
ntl Winston Holdings Limited	UK (England & Wales)
NTL Winston Holdings, Inc	USA (Delaware) / UK Resident
NTL Wirral Company	USA (Delaware) / UK Resident
ntl Wirral Telephone and Cable TV Company	UK (England & Wales)
Oxford Cable Limited	UK (England & Wales)
Perth Cable Television Limited	UK (Scotland)
Pinnacle Debt Recovery Limited	UK (England & Wales)
Prospectre Limited	UK (Scotland)
Rapid Banking Solutions Limited	UK (England & Wales)
Rapid Business Solutions Limited	UK (England & Wales)
Rapid Personal Digital Solutions Limited	UK (England & Wales)
Rapid Travel Solutions Limited	UK (England & Wales)
Rotherham Cable Communications Limited	UK (England & Wales)
SANE Network Limited	UK (Scotland)
Screenshop Limited	UK (England & Wales)
Secure Backup Systems Limited	UK (England & Wales)
Sheffield Cable Communications Limited	UK (England & Wales)
sit-up Limited	UK (England & Wales)
Smashedatom Limited	UK (England & Wales)
South CableComms Holdings, Inc	USA (Delaware) / UK Resident
South CableComms LLC	USA (Delaware) / UK Resident
South CableComms Management, Inc	USA (Delaware) / UK Resident
Southern East Anglia Cable Limited	UK (England & Wales)
Southwestern Bell International Holdings Limited	UK (England & Wales)
Stafford Communications Limited	UK (England & Wales)
Start! Games Limited	UK (England & Wales)
Supporthaven Limited	UK (England & Wales)
Swindon Cable Limited	UK (England & Wales)
Take Four B.V.	Netherlands (Amsterdam)
Tamworth Cable Communications Limited	UK (England & Wales)
Telewest Carrier Services Limited	UK (England & Wales)
Telewest Communications (Central Lancashire) Limited	UK (England & Wales)
Telewest Communications (Cotswolds) Limited	UK (England & Wales)
Telewest Communications (Cumbernauld) Limited	UK (Scotland)
Telewest Communications (Dumbarton) Limited	UK (Scotland)
Telewest Communications (Dundee & Perth) Limited	UK (Scotland)
Telewest Communications (East Lothian and Fife) Limited	UK (Scotland)
Telewest Communications (Falkirk) Limited	UK (Scotland)
Telewest Communications (Fylde & Wyre) Limited	UK (England & Wales)
Telewest Communications (Glenrothes) Limited	UK (Scotland)
Telewest Communications (Internet) Limited	UK (England & Wales)
Telewest Communications (Liverpool) Limited	UK (England & Wales)
Telewest Communications (London South) Limited	UK (England & Wales)
Telewest Communications (Midlands and North West) Limited	UK (England & Wales)
Telewest Communications (Midlands) Limited	UK (England & Wales)
Telewest Communications (Motherwell) Limited	UK (Scotland)
Telewest Communications (Nominees) Limited	UK (England & Wales)

Telewest Communications (North East) Limited	UK (England & Wales)
Telewest Communications (North West) Limited	UK (England & Wales)
Telewest Communications (Publications) Limited	UK (England & Wales)
Telewest Communications (Scotland Holdings) Limited	UK (Scotland)
Telewest Communications (Scotland) Limited	UK (Scotland)
Telewest Communications (South East) Limited	UK (England & Wales)
Telewest Communications (South Thames Estuary) Limited	UK (England & Wales)
Telewest Communications (South West) Limited	UK (England & Wales)
Telewest Communications (Southport) Limited	UK (England & Wales)
Telewest Communications (St Helens & Knowsley) Limited	UK (England & Wales)
Telewest Communications (Taunton & Bridgwater) Limited	UK (England & Wales)
Telewest Communications (Telford) Limited	UK (England & Wales)
Telewest Communications (Tyneside) Limited	UK (England & Wales)
Telewest Communications (Wigan) Limited	UK (England & Wales)
Telewest Communications Cable Limited	UK (England & Wales)
Telewest Communications Group Limited	UK (England & Wales)
Telewest Communications Holdco Limited	UK (England & Wales)
Telewest Communications Holdings Limited	UK (England & Wales)
Telewest Communications Networks Limited	UK (England & Wales)
Telewest Secretaries Limited	UK (England & Wales)
Telewest Communications Services Limited	UK (England & Wales)
Telewest Directors Limited	UK (England & Wales)
Telewest Global Finance LLC	USA (Delaware)
Telewest Health Trustees Limited	UK (England & Wales)
Telewest Limited	UK (England & Wales)
Telewest Parliamentary Holdings Limited	UK (England & Wales)
Telewest Share Trust Limited	UK (England & Wales)
Telewest Trustees Limited	UK (England & Wales)
Telewest UK Limited	UK (England & Wales)
Telewest Workwise Limited	UK (England & Wales)
Telso Communications Limited	UK (England & Wales)
The Cable Corporation Equipment Limited	UK (England & Wales)
The Cable Corporation Limited	UK (England & Wales)
The Cable Equipment Store Limited	UK (England & Wales)
The North London Channel Limited	UK (England & Wales)
The Yorkshire Cable Group Limited	UK (England & Wales)
Theseus No.1 Limited	UK (England & Wales)
Theseus No.2 Limited	UK (England & Wales)
Trouble TV Limited	UK (England & Wales)
TVS Pension Fund Trustees Limited	UK (England & Wales)
TVS Television Limited	UK (England & Wales)
United Artists Investments Limited	UK (England & Wales)
Virgin Media (UK) Group, Inc	USA (Delaware) / UK Resident
Virgin Media BV Limited	Cayman Islands / UK Resident
Virgin Media Communications Limited	UK (England & Wales)
Virgin Media Communications Networks Limited	UK (England & Wales)
Virgin Media Directors Limited	UK (England & Wales)
Virgin Media Dover LLC	USA (Delaware)
Virgin Media Employee Medical Trust Limited	UK (England & Wales)
Virgin Media Finance PLC	UK (England & Wales)
Virgin Media Group LLC	USA (Delaware)
Virgin Media Holdings Inc	USA (Delaware)
Virgin Media Investment Holdings Limited	UK (England & Wales)
Virgin Media Limited	UK (England & Wales)

Virgin Media Payments Limited	UK (England & Wales)
Virgin Media Sales Limited	UK (England & Wales)
Virgin Media Secretaries Limited	UK (England & Wales)
Virgin Media Television Limited	UK (England & Wales)
Virgin Mobile Group (UK) Limited	UK (England & Wales)
Virgin Mobile Holdings (UK) Limited	UK (England & Wales)
Virgin Mobile Telecoms Limited	UK (England & Wales)
Virgin Net Limited	UK (England & Wales)
Vision Networks Services UK Limited	UK (England & Wales)
VM Real Estate (No 2) Limited	UK (England & Wales)
VM Real Estate Holdings Limited	Cayman Islands / UK Resident
VM Real Estate Limited	UK (England & Wales)
VMIH Sub Limited	UK (England & Wales)
Wakefield Cable Communications Limited	UK (England & Wales)
Wessex Cable Limited	UK (England & Wales)
Windsor Television Limited	UK (England & Wales)
Winston Investors LLC	USA (Delaware) / UK Resident
Workplace Technologies Trustees Company Limited	UK (England & Wales)
XL Debt Recovery Agency Limited	UK (England & Wales)
X-TANT Limited	UK (England & Wales)
Yorkshire Cable Communications Limited	UK (England & Wales)
Yorkshire Cable Finance Limited	UK (England & Wales)
Yorkshire Cable Limited	UK (England & Wales)
Yorkshire Cable Properties Limited	UK (England & Wales)
Yorkshire Cable Telecom Limited	UK (England & Wales)

Partnerships:
Avon Cable Joint Venture	UK (England & Wales)
Avon Cable Limited Partnership	USA (Colorado) / UK Resident
Chartwell Investors, LP	USA (Delaware) / UK Resident
Cotswolds Cable Limited Partnership	USA (Colorado) / UK Resident
Edinburgh Cable Limited Partnership	USA (Colorado) / UK Resident
Estuaries Cable Limited Partnership	USA (Colorado) / UK Resident
London South Cable Partnership	USA (Colorado) / UK Resident
TCI US West Cable Communications Group	USA (Colorado) / UK Resident
Telewest Communications (Cotswolds) Venture	UK (England & Wales)
Telewest Communications (London South) Joint Venture	UK (England & Wales)
Telewest Communications (North East) Partnership	UK (England & Wales)
Telewest Communications (Scotland) Venture	UK (Scotland)
Telewest Communications (South East) Partnership	UK (England & Wales)
Tyneside Cable Limited Partnership	USA (Colorado) / UK Resident
United Cable (London South) Limited Partnership	USA (Colorado) / UK Resident

Joint Ventures (Own at least 49.9%):
Crystalvision Productions Limited	UK (England & Wales)
Flextech Satellite Investments Limited	UK (England & Wales)
Setanta Sports News Limited	UK (England & Wales)
UK Channel Management Limited	UK (England & Wales)
UK Gold Broadcasting Limited	UK (England & Wales)
UK Gold Holdings Limited	UK (England & Wales)
UK Gold Services Limited	UK (England & Wales)
UK Gold Television Limited	UK (England & Wales)
UKTV Interactive Limited	UK (England & Wales)
UKTV New Ventures Limited	UK (England & Wales)
VIS ITV Limited	UK (England & Wales)